SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-KA

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2012

M&F BANCORP, INC.
(Exact Name of Company as specified in its charter)

North Carolina	000-27307	56-1980549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2634 Durham-Chapel Hill Boulevard, Durham, North Carolina 27707
(Address of principal executive offices)
Company's telephone number, including area code (919) 683-1521
Not Applicable
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated November 15, 2012 to correct a typographical error in the Press Release

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

M&F Bancorp, Inc. (OTCBB: MFBP) a bank holding company headquartered in Durham, NC, today announced that Randall C. Hall has joined the Company and its wholly owned subsidiary, Mechanics and Farmers Bank, as incoming Chief Financial Officer (CFO). Hall will be replacing current CFO Lyn Hittle upon her announced retirement in March 2013. Hall has more than 20 years of leadership, financial management, and operational experience. Most recently he has been an independent advisor to troubled banks and bank holding companies under regulatory enforcement actions as a strategic advisor to the management teams and boards of directors. Prior to that, Hall was CFO of Clayton Bancorp, Inc. and Clayton Bank and Trust in Knoxville, TN during 2011. Hall served as Senior Vice President and Chief Financial Officer with the executive team that opened Bank of Asheville in 1997; he was promoted to Executive Vice President, Chief Financial Officer and Secretary/Treasurer in 1999, and became President and CEO in 2010 through that institution's close in 2011, at which time he assumed a leadership role in Enterprise Risk Management for First Bank of Troy. Hall is a Certified Public Accountant, and Certified Risk Professional and Chartered Global Management Accountant. He earned an MBA from Western Carolina University, an undergraduate degree in Accounting with minors in Business Administration and Spanish from Gardner-Webb University in Boiling Springs, NC, and is a graduate of the BAI Graduate Schools of Banking at the University of Wisconsin with a concentration in finance.
Hall, age 47, shall receive an initial base salary of $165,000 per annum, and a one-off signing bonus of $25,000 for relocation and transition expenses. In addition, Hall shall be eligible to participate in the Company's benefit and bonus plans upon meeting the applicable eligibility requirements.
Hall has no familial relationships with any executive officer or director of the Company. Other than his employment with the Company and the Bank, there have been no transactions, nor are there any currently proposed transactions, in which the Company has or is to be a participant and the amount involved exceeds $120,000 and in which Hall had or will have a direct or indirect material interest.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
EXHIBIT INDEX
The following exhibit is filed herewith:

Exhibit
99.1	Press Release dated November 15, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&F BANCORP, INC. (Company)

By:	/s/ Kim D. Saunders
Kim D. Saunders
President and Chief Executive Officer
Dated: November 19, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 15, 2012